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--------------------------------------------------------------------------------
Please populate column D (&E) with the corresponding pool characteristics in Column B.
- For values in currency format, omit $.
- For values in percentage format, provide data to 3 decimal places and omit %.
- For WAC Net Rate, subtract servicing fee, trustee fee, and initial MI fee.
- For MI Flag, Y or N.
--------------------------------------------------------------------------------


                                          DEAL NAME                              DATA
Collateral Characteristics     Pool Balance                        $           531,404,446.43
--------------------------     # OF LOANS                          #                     3080
                               AVG PRIN BALANCE                    $               172,533.91
                               WAC                                 %                    7.328
                               WA NET RATE                         %                    6.808
                               WAM                                 #                  351.573
                               SEASONING                           #                    3.559
                               SECOND LIENS                        %                    1.085
                               WA CLTV                             %                   80.896
                               WA FICO                             #                      623
                               PREPAY PENALTIES                    %                   84.090

ARM CHARACTERISTICS            WAC (ARMS ONLY)                     %                    7.420
-------------------            WAM (ARMS ONLY)                     #                  356.424
                               WA MARGIN                           %                    6.384
                               WA INITIAL CAP                      %                    2.466
                               WA PERIODIC CAP                     %                    1.163
                               WA CAP                              %                    6.498
                               WA MONTHS TO ROLL                   #                       22

LOAN TYPE                      FIXED***                            %                   22.498 ***Includes Interest Only Fixed Loans
---------                      BALLOONS                            %                    0.873
                               2/28 ARMS***                        %                   68.054 ***Includes Interest Only 2/28 Arms
                               3/27 ARMS***                        %                    8.091 ***Includes Interest Only 3/27 Arms
                               OTHER HYBRID ARMS***                %                    1.357 ***Includes 6 month non-hybrid Arms

INDEX                          1-MONTH LIBOR                       %                    0.000
-----                          6-MONTH LIBOR                       %                   77.502
                               OTHER INDEX                         %                   22.498

LOAN PURPOSE                   PURCHASE                            %                   26.138
------------                   CASH-OUT REFI                       %                   65.264
                               RATE-TERM REFI                      %                    8.598
                               DEBT CONSOLIDATION                  %                    0.000

OCCUPANCY STATUS               OWNER                               %                    93.44
----------------               SECOND HOME                         %                    0.562
                               INVESTOR                            %                    5.998

PROPERTY TYPE                  SINGLE FAMILY                       %                   77.806
-------------                  2-4 FAMILY                          %                    9.262
                               PUD                                 %                    7.563
                               MH                                  %                    0.084
                               CONDO                               %                    5.285

DOC TYPE                       FULL DOC                            %                   53.460
--------                       STATED DOC***                       %                   42.217 ***Includes "No Ratio"
                               LIMITED DOC                         %                    4.323
                               NO DOC                              %                    0.000

MI DATA                        MI FLAG                            Y/N                   0.951
-------                        % OF POOL COVERED                   %                    0.951
                               EFFECTIVE LTV                       %                   79.827

FICO DISTRIBUTION              FICO <460                           %                    0.000
-----------------              FICO 460-479                        %                    0.000
                               FICO 480-499                        %                    0.000
                               FICO 500-519                        %                    4.844
                               FICO 520-539                        %                    5.847
                               FICO 540-559                        %                    7.517
                               FICO 560-579                        %                    7.544
                               FICO 580-599                        %                    9.793
                               FICO 600-619                        %                   10.796
                               FICO 620-639                        %                   14.790
                               FICO 640-659                        %                   11.361
                               FICO 660-679                        %                    9.235
                               FICO 680-699                        %                    7.055
                               FICO 700-719                        %                    4.490
                               FICO 720-739                        %                    2.535
                               FICO 740-759                        %                    2.389
                               FICO >760                           %                    1.804

LTV DISTRIBUTION               LTV <20                             %                    0.043
----------------               LTV 20.01-30                        %                    0.174
                               LTV 30.01-40                        %                    0.357
                               LTV 40.01-50                        %                    2.085
                               LTV 50.01-60                        %                    3.664
                               LTV 60.01-70                        %                   10.391
                               LTV 70.01-80                        %                   37.773
                               LTV 80.01-90                        %                   30.481
                               LTV 90.01-100                       %                   15.032
                               LTV >100                            %                    0.000
                                                                                 DATA                            DATA
Loan Balance Distribution      $ 0-25,000                        # & %                     23                    0.086
-------------------------      $ 25,001-50,000                   # & %                    194                    1.493
                               $ 50,001-75,000                   # & %                    341                    3.982
                               $ 75,001-100,000                  # & %                    373                    6.179
                               $ 100,001-150,000                 # & %                    640                   14.960
                               $ 150,001-200,000                 # & %                    514                   16.952
                               $ 200,001-250,000                 # & %                    358                   15.089
                               $ 250,001-300,000                 # & %                    241                   12.430
                               $ 300,001-350,000                 # & %                    174                   10.630
                               $ 350,001-400,000                 # & %                     91                    6.450
                               $ 400,001-450,000                 # & %                     68                    5.444
                               $ 450,001-500,000                 # & %                     34                    3.085
                               $ 500,001-550,000                 # & %                     11                    1.090
                               $ 550,001-600,000                 # & %                      7                    0.747
                               $ 600,001-650,000                 # & %                      5                    0.590
                               $ 650,001-700,000                 # & %                      3                    0.369
                               $ 700,001-750,000                 # & %                      2                    0.278
                               $ 750,001-800,000                 # & %                      1                    0.144

                               $ 800,001-850,000                 # & %                      0                    0.000
                               $ 850,001-900,000                 # & %                      0                    0.000
                               $ 900,001-950,000                 # & %                      0                    0.000
                               $ 950,001-1,000,000               # & %                      0                    0.000
                               > $ 1,000,001                     # & %                      0                    0.000

GEOGRAPHIC DISTRIBUTION        AK                                  %                    0.064
-----------------------
                               AL                                  %                    0.789
                               AR                                  %                    0.590
                               AZ                                  %                    1.838
                               CA                                  %                   45.261
                               CO                                  %                    1.259
                               CT                                  %                    0.904
                               DC                                  %                    0.068
                               DE                                  %                    0.105
                               FL                                  %                   10.656
                               GA                                  %                    1.181
                               HI                                  %                    0.843
                               IA                                  %                    0.203
                               ID                                  %                    0.235
                               IL                                  %                    4.453
                               IN                                  %                    0.751
                               KS                                  %                    0.210
                               KY                                  %                    0.310
                               LA                                  %                    0.677
                               MA                                  %                    1.441
                               MD                                  %                    3.082
                               ME                                  %                    0.086
                               MI                                  %                    1.866
                               MN                                  %                    1.324
                               MO                                  %                    0.917
                               MS                                  %                    0.379
                               MT                                  %                    0.012
                               NC                                  %                    0.274
                               ND                                  %                    0.073
                               NE                                  %                    0.120
                               NH                                  %                    0.470
                               NJ                                  %                    0.550
                               NM                                  %                    0.191
                               NV                                  %                    2.289
                               NY                                  %                    7.459
                               OH                                  %                    0.942
                               OK                                  %                    0.291
                               OR                                  %                    0.498
                               PA                                  %                    0.941
                               RI                                  %                    0.159
                               SC                                  %                    0.125
                               SD                                  %                    0.037
                               TN                                  %                    0.541
                               TX                                  %                    1.096
                               UT                                  %                    0.776
                               VA                                  %                    1.691
                               VT                                  %                    0.000
                               WA                                  %                    1.317
                               WI                                  %                    0.308
                               WV                                  %                    0.229
                               WY                                  %                    0.119

--------------------------------------------------------------------------------
Please populate appropriate loan characteristics for each loan bucket.
--------------------------------------------------------------------------------

        BALANCE           # OF LOANS       WAC          WA FICO        WA LTV       OWNER OCC %      CASHOUT REFI%      FULL DOC%
$600,000-650,000                    5          6.322           654         77.805          100.000             60.534        60.497
$650,001-700,000                    3          6.767           599         62.986          100.000             33.528        66.472
$700,001-750,000                    2          6.271           593         63.535          100.000            100.000        49.299
$751,001-800,000                    1          6.100           722         95.000          100.000              0.000       100.000
$800,001-850,000                    0          0.000             0          0.000            0.000              0.000         0.000
$850,001-900,000                    0          0.000             0          0.000            0.000              0.000         0.000
$900,001-950,000                    0          0.000             0          0.000            0.000              0.000         0.000
$950,001-1,000,000                  0          0.000             0          0.000            0.000              0.000         0.000
>$1,000,000                         0          0.000             0          0.000            0.000              0.000         0.000

--------------------------------------------------------------------------------
Please provide a breakdown of percentages for each cell of the matrix for loans that fall within the appropriate category brokendown between loans with MI and loans without MI as well as the loan count for each breakdown in the matrices below. The sum of the percentages for the with MI and without MI percentages should equal 100%. The sum of the loans in the matrices below should equal the number of loans in the pool. If FICO is not available for loan, default to <450 bucket. If deal does not have MI, provide data for the entire pool in the "Loans without MI" matrix.
--------------------------------------------------------------------------------

PERCENTAGE BY RANGE                                                       LOANS WITHOUT MI
                                                                      FICOS
                                     (less than)                                                           (greater than)
                                        450     451-500   501-550    551-600   601-650   651-700   701-750     750
                                     ---------------------------------------------------------------------------------
                    (less than) 20     0.000     0.000     0.000      0.009     0.013     0.021     0.000     0.000
                                     ---------------------------------------------------------------------------------
                             20-30     0.000     0.000     0.022      0.029     0.000     0.013     0.076     0.035
                                     ---------------------------------------------------------------------------------
                             30-40     0.000     0.000     0.068      0.057     0.136     0.083     0.017     0.000
                                     ---------------------------------------------------------------------------------
                             40-50     0.000     0.000     0.227      0.630     0.714     0.239     0.182     0.114
                                     ---------------------------------------------------------------------------------
                  LTVS       50-60     0.000     0.000     0.673      0.911     1.368     0.488     0.047     0.212
                                     ---------------------------------------------------------------------------------
                             60-70     0.000     0.129     2.960      2.730     2.436     1.570     0.373     0.293
                                     ---------------------------------------------------------------------------------
                             70-80     0.000     0.057     7.765      6.532     9.576     9.010     4.046     1.149
                                     ---------------------------------------------------------------------------------
                             80-90     0.000     0.073     2.991      9.101    10.665     5.200     1.472     0.652
                                     ---------------------------------------------------------------------------------
                             90-100    0.000     0.000     0.000      1.379     6.380     5.186     1.564     0.328
                                     ---------------------------------------------------------------------------------
                              >100     0.000     0.000     0.000      0.000     0.000     0.000     0.000     0.000
                                     ---------------------------------------------------------------------------------


                                                                       LOANS WITH MI
                                                                      FICOS
                                     (less than)                                                           (greater than)
                                        450     451-500   501-550    551-600   601-650   651-700   701-750     750
                                     ---------------------------------------------------------------------------------
                    (less than) 20     0.000     0.000     0.000      0.000     0.000     0.000     0.000     0.000
                                     ---------------------------------------------------------------------------------
                             20-30     0.000     0.000     0.000      0.000     0.000     0.000     0.000     0.000
                                     ---------------------------------------------------------------------------------
                             30-40     0.000     0.000     0.000      0.000     0.000     0.000     0.000     0.000
                                     ---------------------------------------------------------------------------------
                             40-50     0.000     0.000     0.000      0.000     0.000     0.000     0.000     0.000
                                     ---------------------------------------------------------------------------------
                  LTVS       50-60     0.000     0.000     0.000      0.000     0.000     0.000     0.000     0.000
                                     ---------------------------------------------------------------------------------
                             60-70     0.000     0.000     0.000      0.000     0.000     0.000     0.000     0.000
                                     ---------------------------------------------------------------------------------
                             70-80     0.000     0.000     0.000      0.000     0.000     0.000     0.000     0.000
                                     ---------------------------------------------------------------------------------
                             80-90     0.000     0.000     0.000      0.000    22.039    25.982    14.900     1.758
                                     ---------------------------------------------------------------------------------
                             90-100    0.000     0.000     0.000      0.000    20.544     6.601     8.176     0.000
                                     ---------------------------------------------------------------------------------
                              >100     0.000     0.000     0.000      0.000     0.000     0.000     0.000     0.000
                                     ---------------------------------------------------------------------------------

LOAN COUNT                                                           LOANS WITHOUT MI
                                                                      FICOS
                                     (less than)                                                           (greater than)
                                        450     451-500   501-550    551-600   601-650   651-700   701-750     750
                                     ---------------------------------------------------------------------------------
                    (less than) 20       0         0         0          1         1         2         0         0
                                     ---------------------------------------------------------------------------------
                             20-30       0         0         2          2         0         1         4         1
                                     ---------------------------------------------------------------------------------
                             30-40       0         0         3          3         7         3         1         0
                                     ---------------------------------------------------------------------------------
                             40-50       0         0         13        22        22         7         5         3
                                     ---------------------------------------------------------------------------------
                  LTVS       50-60       0         0         28        30        44        14         1         7
                                     ---------------------------------------------------------------------------------
                             60-70       0         2         99        86        73        39         9         6
                                     ---------------------------------------------------------------------------------
                             70-80       0         1        261        203       279       242       91        24
                                     ---------------------------------------------------------------------------------
                             80-90       0         2        107        310       299       128       36        14
                                     ---------------------------------------------------------------------------------
                             90-100      0         0         0         55        208       190       49        14
                                     ---------------------------------------------------------------------------------
                              >100       0         0         0          0         0         0         0         0
                                     ---------------------------------------------------------------------------------
                               #         0         5        513        712       933       626       196       69

                                                                       LOANS WITH MI
                                                                      FICOS
                                     (less than)                                                           (greater than)
                                        450     451-500   501-550    551-600   601-650   651-700   701-750    750
                                     ---------------------------------------------------------------------------------
                    (less than) 20       0         0         0          0         0         0         0         0
                                     ---------------------------------------------------------------------------------
                             20-30       0         0         0          0         0         0         0         0
                                     ---------------------------------------------------------------------------------
                             30-40       0         0         0          0         0         0         0         0
                                     ---------------------------------------------------------------------------------
                             40-50       0         0         0          0         0         0         0         0
                                     ---------------------------------------------------------------------------------
                  LTVS       50-60       0         0         0          0         0         0         0         0
                                     ---------------------------------------------------------------------------------
                             60-70       0         0         0          0         0         0         0         0
                                     ---------------------------------------------------------------------------------
                             70-80       0         0         0          0         0         0         0         0
                                     ---------------------------------------------------------------------------------
                             80-90       0         0         0          0         7         7         4         1
                                     ---------------------------------------------------------------------------------
                             90-100      0         0         0          0         4         2         1         0
                                     ---------------------------------------------------------------------------------
                              >100       0         0         0          0         0         0         0         0
                                     ---------------------------------------------------------------------------------
                               #         0         0         0          0        11         9         5         1